UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) November 20, 2014

Eos Petro, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53246	98-0550353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2520 Los Angeles, California 90067
 (Address of principal executive offices)

(310) 552-1555
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment to Merger Agreement

On September 17, 2014, Dune Energy, Inc. (OTCBB: DUNR), a Delaware corporation (“Dune”), entered into an Agreement and Plan of Merger, a subsequently amended through November 20, 2014 (the “Merger Agreement”), with Eos Petro, Inc. (OTCBB: EOPT), a Nevada corporation (“Eos”), and Eos Merger Sub. Inc., a Delaware corporation and direct wholly-owned subsidiary of Eos (“Purchaser”).

Pursuant to the Merger Agreement, and on the terms and subject to the conditions described therein, Purchaser agreed to conduct a cash tender offer (the “Offer”) to purchase all of Dune’s issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”), at a price of $0.30 per Share in cash, without interest, upon the terms and conditions set forth in the Merger Agreement (the “Offer Price”).  In addition to the Offer Price, Eos and Purchaser shall provide Dune with sufficient funds to pay in full and discharge all of Dune’s outstanding indebtedness and shall assume liability for all Dune trade debt, as well as fees and expenses related to the Merger Agreement and the transactions contemplated therein.

On November 20, 2014, Eos and Dune executed a letter agreement (the “Amendment”), which amended the Merger Agreement to (1) extend the expiration date of the Offer to midnight, New York City Time, on Monday, December 22, 2014, and (2) permit Dune to solicit potential “Acquisition Proposals” (as defined in the Merger Agreement) from other third parties during the term of the Merger Agreement.

The forgoing description of the Merger Agreement, as amended by the Amendment, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was attached as Exhibit 2.1 to Eos’s Current Report on Form 8-K filed with the SEC on September 18, 2014, and the Amendment, attached hereto as Exhibit 2.2, both of which are incorporated herein by reference. The forgoing description is not intended to modify or supplement any factual disclosures about Eos in its public reports filed with the SEC and it is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Dune or Eos or Purchaser. In particular, the representations, warranties and covenants set forth in the Merger Agreement (a) were made solely for purposes of the Merger Agreement and solely for the benefit of the contracting parties, (b) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made to Eos and Purchaser in connection with the Merger Agreement, (c) will not survive consummation of the transactions contemplated therein, (d) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (f) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in subsequent public disclosure.

Item 7.01 Regulation FD Disclosure.

On November 21, 2014, Eos issued a press release announcing that it has entered into the Amendment.  A copy of the press release is attached as Exhibit (a)(5)(E) to the Schedule TO-T/A filed by Eos on November 21, 2014, and is incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including the copy of the press release that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of September 17, 2014, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Eos’s Current Report on Form 8-K filed with the SEC on September 18, 2014).

2.2	Letter Agreement, dated as of November 20, 2014, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc.
99.1	Press Release dated as of November 21, 2014, issued by Eos Petro, Inc. (incorporated herein by reference to Exhibit (a)(5)(E) to the Schedule TO-T/A filed by Eos on November 21, 2014).

IMPORTANT INFORMATION ABOUT THE TENDER OFFER

This Form 8-K is not an offer to purchase or a solicitation of an offer to sell securities of Dune.  Eos has previously filed its offer to purchase and related materials with the SEC on Schedule TO, as subsequently amended, and Dune has previously filed its solicitation/recommendation statement with the SEC on Schedule 14D-9, as subsequently amended.  DUNE STOCKHOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY SINCE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING TERMS AND CONDITIONS OF THE OFFER.   The Tender Offer Statement and Solicitation/Recommendation Statement on Schedule 14D-9 will be sent free of charge to Dune stockholders. Free copies of these and other materials (when available) may be obtained by contacting the information agent for the tender offer Okapi Partners, LLC toll-free at (855) 305-0856 or info@okapipartners.com.  In addition, all of these materials (and all other documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of the respective documents of Dune and Eos that are filed with the SEC from http://www.duneenergy.com and http://www.eos-petro.com.

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Some of the statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the Exchange Act. These statements are related to the expected timing, completion and effects of the proposed transaction or other future events and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue,” or the negative of such terms, or other comparable terminology. These statements are only predictions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Dune and Eos may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of the failure to satisfy closing conditions, including receipt of sufficient tenders, or other factors. Do not rely on any forward-looking statement, as Eos cannot predict or control many of the factors that ultimately may affect its ability to achieve the results estimated. Eos makes no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Eos Petro, Inc.
(Registrant)

Dated: as of November 21, 2014	By:	/s/ Nikolas Konstant
Nikolas Konstant
Chairman of the Board and
Chief Financial Officer